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                         [ WORLD CYBERLINKS LETTERHEAD ]

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of World Cyberlinks Corp. (the "Company") on Form 10-KSB for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2002

                                                  /s/ Michael J. Tobin
                                                --------------------------------
                                                      Michael J. Tobin
                                                      Chief Executive Officer


                                                  /s/ Richard Stegner
                                                --------------------------------
                                                      Richard Stegner
                                                      Treasurer